Goldman Sachs Funds

Emerging Markets Equity Fund                  Annual Report   August 31, 1999
[GRAPHIC APPEARS HERE]
                                              Long-term capital growth potential

                                              through a diversified portfolio

                                              of emerging markets stocks.

                                                        ---------------
                                                        Goldman
                                                        Sachs
                                                        ---------------

Goldman Sachs Emerging Markets Equity Fund


    Market Overview

    Dear Shareholder,

    During the period under review, emerging markets as a whole rebounded dramatically following last year's underperformance.


               . Asia -- Asian stocks rebounded strongly during the reporting period. Increasing evidence that Asia's economies were recovering from a deep recession far more quickly than anticipated has been the driving factor behind the large gains. The turnaround in the region has been led by Korea, whose economy grew at an estimated rate of 3%, versus a 5% contraction in 1998. Singapore also appears poised to exceed its most optimistic growth projections, as a combination of lower interest rates and an increase in electronics exports has led to dramatic growth and market gains. Hong Kong, Taiwan and Thailand also performed admirably, despite retracing some of their gains as the period ended.


               . Latin America -- After being under severe pressure earlier this year, Latin American markets managed to recover, due to the fact that no major financial contagion from the Brazilian devaluation spread to the rest of the region. Brazil was able to stabilize its currency and as a result of the recession avoid a significant pick-up in inflation. Nonetheless, the increased interest rates that occurred in late 1998 caused a significant slowdown in all Latin American economies.

               . Europe, Middle East, Africa (EMEA) -- The performance in the EMEA regions has been mixed across the various markets. We saw an increase in political volatility in countries such as Russia and the Czech Republic, but believe that the new governments in South Africa, Israel and Turkey are committed to acceleration in economic reform.

               . Market Outlook -- Despite recent price gains, Asian equities remain a very attractive investment. Since the July 1997 currency crisis, large current account deficits have become even larger surpluses, allowing sharply lower domestic interest rates while maintaining stable currencies. Furthermore, the Asian corporates, highly leveraged and laboring under huge depreciation costs, have begun to restructure debt and retire assets, allowing large gains in earnings even with moderate top-line growth.

                    We have become slightly more optimistic about Latin American markets, due to better prospects of economic recovery for late 1999 and 2000, declining interest rates and attractive valuations. As such we have reduced our underweight position in the region. However, we remain cautious due to the region's high dependence on external capital flows.

                    The outlook for EMEA equities will be long-term driven by the region's ability to decrease its fairly high interest rates. This is particularly true for Israel, Turkey, Greece, South Africa and Russia.

               . Special Note: Reporting Period Change --The fiscal year-end of your Fund has been changed to August 31. Previously, your Fund had a January 31 fiscal year-end. This will serve as the Fund's annual report. This change does not affect your Fund's investment objective or strategy in any way.

                    We encourage you to maintain your long term investment program and we look forward to serving your investment needs in the years to come.

                    Sincerely,

                    /s/David B. Ford                /s/John P. McNulty
                    David B. Ford                   John P. McNulty
                    Co-Head, Goldman Sachs          Co-Head, Goldman Sachs
                    Asset Management                Asset Management

                    September 3, 1999

----------------------
 .    NOT FDIC INSURED
 .    May Lose Value
 .    No Bank Guarantee
----------------------

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Fund Basics
as of August 31, 1999


                            Assets Under Management


                                $176.3 Million


                              Number of Holdings


                                      232


                                NASDAQ SYMBOLS


                                Class A Shares


                                     GEMAX


                                Class B Shares


                                     GEKBX


                                Class C Shares


                                     GEMCX


                             Institutional Shares


                                     GEMIX


                                Service Shares


                                     GEMSX

--------------------------------------------------------------------------------
   PERFORMANCE REVIEW
--------------------------------------------------------------------------------
   January 31, 1999-       Fund Total Return      MSCI EMF (Partial Domestic)
   August 31, 1999      (without sales charge)/1/       MSCI EMF Index/2/
--------------------------------------------------------------------------------

   Class A                       31.53%                  39.57%
   Class B                       31.01                   39.57
   Class C                       31.06                   39.57
   Institutional                 32.16                   39.57
   Service                       31.73                   39.57
--------------------------------------------------------------------------------
/1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

/2/The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF)
   Index (with dividends reinvested) is an unmanaged market capitalization-weighted composite of securities in over 30 emerging market countries, including Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. Investors cannot directly invest in the Index. The Index figures do not reflect any fees or expenses.

--------------------------------------------------------------------------------
   STANDARDIZED TOTAL RETURNS3
--------------------------------------------------------------------------------
   For the period
   ended 6/30/99       Class A    Class B     Class C  Institutional  Service
--------------------------------------------------------------------------------
   Last 6 Months       26.35%     28.24%      32.43%      34.07%      33.63%
   One Year            11.12      11.59       16.02       18.11       16.30
   Since Inception     -3.65      -3.07%      -0.25        0.71       -1.58
   (12/15/97)
--------------------------------------------------------------------------------

/3/The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
   TOP 10 COMPANY HOLDINGS AS OF 8/31/99
--------------------------------------------------------------------------------
                                % of Total
   Company Holding              Net Assets    Country        Line of Business
--------------------------------------------------------------------------------
   Telefonos de Mexico SA ADR       4.1%      Mexico        Telecommunications
   Infosys Technologies Ltd. ADR    2.5       India         Business Services
   Samsung Electronics              1.8       South Korea   Consumer Durables
   ITCLtd. GDR                      1.6       India         Tobacco
   Korea Electric Power Corp.       1.5       South Korea   Electrical Utilities
   De Beers Centenary               1.4       South Africa  Agriculture
   Telecentro Sul SA ADR            1.4       Brazil        Telecommunications
   Hindalco Industries Ltd. GDR     1.4       India         Nonferrous Metals
   Telenorte Leste SA ADR           1.3       Brazil        Telecommunications
   Mahindra & Mahindra Ltd. GDR     1.2       India         Auto
--------------------------------------------------------------------------------

The top 10 company holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

   Performance Overview

   Dear Shareholder,

   We are pleased to report on the performance of the Goldman Sachs Emerging Markets Equity Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.



                    Performance Review

                    Over the seven-month period covered by this report, the Fund's A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 31.53%, 31.01%, 31.06%, 32.16% and 31.73%, respectively.
                    Over the same time period, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index generated a cumulative total return of 39.57%.

                    While the Fund produced strong absolute returns, its regional allocations and stock selection at various periods detracted from performance.


                    Regional Allocation

                    The Fund held an overweight position in Asia throughout the reporting period. We believe the region's relative valuations, real interest rate levels, currency levels and trade situations made it a more attractive region in which to invest. In Latin America, we slowly reduced the Fund's large underweight position as the period progressed. And in the EMEA (Europe, Middle East, Africa), we moved from an overweight to underweight position.

               . Telecentro Sul -- Telecentro Sul is a telecommunications company that operates in the center region of Brazil. The company has strong growth prospects and is realizing significant gains in efficiency as a result of its privatization last year. In addition, the company's new management team has shown very promising results, as evidenced by its recent financial results, as well as its growth strategy.

               . Infosys -- Infosys, the leading information technology ("IT") service provider in India, continues to be a strong performer for the Fund. The company pioneered an offshore software development model that even its U.S. counterparts are now trying to emulate. With a proven track record of successful execution of projects, Infosys has gathered an impressive list of clients that includes VISA and Nordstrom. Going forward, we believe Infosys will continue to enjoy the advantages of low costs and access to a highly qualified talent pool by expanding its operations in India. Simultaneously, it should improve its revenue by establishing a stronger presence in the U.S. and by getting involved in software development at the IT strategy stage.


                    Key New Acquisitions

               . Brahma -- Brahma is the largest beer company in Brazil and Latin America. There are two reasons why we have become more optimistic about Brahma. First, the prospects for economic growth in late 1999 and 2000 should improve the outlook for beer consumption in Brazil. Second, and most important, is the announcement that Brahma and Antarctica (the second largest beer company Brazil) are merging. Although the final merger is yet to be approved by the authorities, we believe that it will occur. This should generate substantial cost savings for the combined company, as well as significant strategic advantages for future growth strategies.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND



INVESTMENT
PROCESS OVERVIEW

The investment process for the Goldman Sachs Emerging Markets Equity Fund combines both qualitative and quantitative analysis, with an emphasis on portfolio manager input.



                               Asset Allocation
                                   Committee



                         .    Proprietary
                              Quantitative Model

                         .    Portfolio
                              Manager Views


                              Country Allocation


                                Company Visits
                               -----------------
                               Internal Research
                               -----------------
                              Return Expectations



                                Stock Selection


                                   Portfolio
                                 Construction


                         .    Stock & Industry
                              Views Relative
                              to Benchmark



                               Portfolio Review
                                   & Analysis


                         .    Performance
                         .    Measurement
                         .    & Attribution
                         .    BARRA
                         .    Risk Analysis



               . Far Eastern Textile -- Far Eastern Textile (FET) is the Far Eastern Group's flagship and also one of Taiwan's few fully integrated textile manufacturers. While its core business is cyclical in nature and low in growth potential, FET's holdings in cellular and real estate should create earnings growth and value for the next several years. Taiwan is experiencing the explosive growth in its overall cellular market, as mobile penetration has increased from 20% to 30% within the past 12 months. Far East Tone, a 58%-owned subsidiary of FET, is one of three island-wide cellular operators and is expected to contribute about 50% of FET's net profit.


                    Portfolio Outlook

               . Asia -- We believe Asian equities remain an attractive investment. Many inefficient Asian corporations have begun to restructure debt and retire assets. This has allowed large gains in earnings, even with moderate top-line growth. And in comparison to other regional markets, Asian valuations are compelling. Investors are cautioned, however, to prepare themselves for high levels of volatility.

               . Latin America -- Within Latin America, we remain the most optimistic about the Brazilian market. The country's recession has been mild, and we expect a recovery to occur relatively shortly, with moderate inflationary pressures. Although we recognize that the country still has a long term fiscal problem, we believe that the government is committed to the fiscal adjustment, and thus will be successful in approving the main structural reforms. Additionally, stock market valuation levels are extremely attractive and the earnings outlook has improved significantly.

               . Europe, Middle East, Africa (EMEA) -- In general, we remain optimistic that policy makers will succeed to lower inflation in the region, despite severe short-term problems such as the earthquake in Turkey. We expect that the convergence theme towards EMU and EU will provide the respective countries with strong economic fundamentals, which will benefit the corporate sector and capital markets. However, we do not rule-out a further decrease in liquidity and a possibility for some short-term market anomalies ahead of the turn of the millennium.

                    We thank you for your investment and look forward to your continued confidence.




                    Goldman Sachs Emerging Markets Equity Investment Team

                    New York, London and Singapore
                    September 3, 1999

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

     The Goldman Sachs Advantage

     Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

               Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


               What Sets Goldman Sachs Funds Apart?


                                       1
                          ---------------------------
                          Resources and Relationships
                          ---------------------------

                    Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.


                                       2
                               -----------------
                               In-Depth Research
                               -----------------

                    Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.


                                       3
                                ---------------
                                Risk Management
                                ---------------

                    In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


               To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
August 31, 1999

 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% for Class A and a maxi-mum contingent deferred sales charges of 5.0% declining to 0% after six years for Class B and 1% if redeemed within twelve months for Class C, respective-ly, and at NAV for the Institutional and Service Classes) on December 15, 1997 (commencement of operations) in the Goldman Sachs Emerging Markets Eq-uity Fund. For comparative purposes, the performance of the Fund's benchmark (Morgan Stanley Emerging Markets Free Index ("MSCI EMF")) is shown. All per-formance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 Emerging Markets Equity Fund's Lifetime Performance
 Performance of a $10,000 Investment, Distributions Reinvested December 15, 1997 to August 31, 1999

                           [LINE GRAPH APPEARS HERE]

           Morgan Stanley                                Institutional  Service
                EMF        Class A   Class B   Class C       Class       Class
12/15/97      10,000         9,450   10,000     10,000       10,000      10,000
  Dec-97      10,621         9,679   10,240     10,240       10,230      10,240
  Jan-98       9,788         9,159    9,690      9,700        9,700       9,690
  Feb-98      10,810         9,896   10,470     10,470       10,480      10,450
  Mar-98      11,279        10,312   10,900     10,910       10,930      10,860
  Apr-98      11,156        10,369   10,960     10,970       11,000      10,890
  May-98       9,628         8,875    9,380      9,390        9,420       9,290
  Jun-98       8,618         8,034    8,500      8,510        8,560       8,390
  Jul-98       8,891         8,308    8,780      8,790        8,840       8,620
  Aug-98       6,321         5,879    6,220      6,230        6,270       6,070
  Sep-98       6,722         6,191    6,550      6,560        6,610       6,390
  Oct-98       7,429         6,796    7,180      7,190        7,250       7,020
  Nov-98       8,047         7,070    7,470      7,470        7,550       7,300
  Dec-98       7,931         7,059    7,451      7,466        7,541       7,290
  Jan-99       7,802         6,931    7,315      7,331        7,405       7,154
  Feb-99       7,879         6,803    7,170      7,185        7,269       7,029
  Mar-99       8,917         7,660    8,064      8,090        8,188       7,904
  Apr-99      10,020         8,635    9,095      9,119        9,243       8,925
  May-99       9,962         8,369    8,803      8,828        8,961       8,644
  Jun-99      11,093         9,442    9,927      9,962       10,110       9,578
  Jul-99      10,791         9,206    9,677      9,801        9,870       9,518
  Aug-99      10,889         9,117    9,200      9,608        9,786       9,425


  Average Annual Total Return through
  August 31, 1999(a)                    Since Inception One Year Seven Months
  Class A
  Excluding sales charges                   -2.08%       55.08%     31.53%
  Including sales charges                   -5.25%       46.60%     24.30%
 ----------------------------------------------------------------------------
  Class B
  Excluding contingent deferred sales
  charges                                   -2.45%       54.08%     31.01%
  Including contingent deferred sales
  charges                                   -4.75%       48.88%     26.01%
 ----------------------------------------------------------------------------
  Class C
  Excluding contingent deferred sales
  charges                                   -2.31%       54.22%     31.06%
  Including contingent deferred sales
  charges                                   -2.31%       53.18%     30.06%
 ----------------------------------------------------------------------------
  Institutional Class                       -1.25%       56.08%     32.16%
 ----------------------------------------------------------------------------
  Service Class                             -3.40%       55.27%     31.73%
 ----------------------------------------------------------------------------

 (a) Commencement date of operations was December 15, 1997 for all share clas-ses.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments
August 31, 1999

  Shares      Description                                                Value

 Common Stocks - 80.7%
  Argentina - 1.6%
       22,251 Cresud S.A.C.I.F.y A. ADR (Agriculture)              $    229,464
       18,483 IRSA Inversiones y Represent SA GDR (Real Estate)         536,007
      155,700 Perez Compac SA Class B (Energy Resources)                906,296
       38,700 Telefonica de Argentina SA Class B ADR
              (Telecommunications)                                    1,151,325
                                                                   ------------
                                                                      2,823,092
 ------------------------------------------------------------------------------
  Brazil - 5.1%
  224,916,200 Cia Energetica Class A (Utilities)                        491,492
       33,100 Companhia Cervejaria Brahma ADR (Food & Beverage)         349,619
        6,485 Companhia Energetica de Minas Gerais-CEMIG ADR
              (Electrical Utilities)                                     98,086
      168,087 Embratel Participacoes SA ADR (Telecommunications)      1,796,430
       45,676 Tele Centro Sul Participacoes SA ADR
              (Telecommunications)                                    2,497,906
      143,154 Tele Norte Leste Participacoes SA ADR
              (Telecommunications)                                    2,290,464
       88,128 Telesp Participacoes SA ADR (Telecommunications)        1,437,588
                                                                   ------------
                                                                      8,961,585
 ------------------------------------------------------------------------------
  Britain - 0.2%
      196,915 Coca-Cola Beverages PLC* (Food & Beverage)                398,847
 ------------------------------------------------------------------------------
  Chile - 3.3%
       26,600 Banco BHIF ADR (Financial Services)                       412,300
       27,400 Banco Santiago ADR (Banks)                                575,400
       57,000 Cia de Telecomunicaciones de Chile SA ADR
              (Telecommunications)                                    1,282,500
       23,100 Compania Cervecerias Unidas SA ADR (Food &
              Beverage)                                                 604,931
       56,800 Distribucion y Servicio D&S SA ADR (Merchandising)        937,200
       68,900 Embotelladora Andina SA Series B ADR (Food &
              Beverage)                                                 900,007
       56,446 Empresa Nacional de Electricidad SA Endesa ADR
              (Electrical Utilities)                                    698,519
       21,404 Enersis SA ADR (Electrical Utilities)                     480,252
                                                                   ------------
                                                                      5,891,109
 ------------------------------------------------------------------------------
  China - 1.5%
    1,158,000 Angang New Steel Co. Ltd. Class H (Steel)                 164,046
    1,387,000 Beijing Datang Power Generation Co. Ltd. Class H
              (Electrical Utilities)                                    370,645
      368,000 Beijing Yanhua Petrochemical Co. Ltd. Class H
              (Chemicals)                                                77,724
      609,000 China Southern Airlines Co. Ltd. Class H*
              (Airlines)                                                142,742

  Shares      Description                                                 Value

 Common Stocks - (continued)
  China - (continued)
      198,000 China Telecom Ltd.* (Telecommunications)              $    614,535
      215,000 Guangdong Kelon Electrical Holdings Co. Ltd. Class
              H (Appliance)                                              220,125
    1,219,000 Jiangxi Copper Co. Ltd. Class H (Nonferrous Metals)        219,784
      282,000 Legend Holdings (Electrical Equipment)                     272,380
      720,000 Qingling Motors Co. Ltd. Class H (Machinery)               160,414
      516,000 Shandong International Power Development Co. Ltd.
              Class H* (Electrical Utilities)                            103,002
    1,393,000 Zhejiang Expressway Co. Ltd. Class H (Business
              Services)                                                  247,568
                                                                   ------------
                                                                       2,592,965
 -------------------------------------------------------------------------------
  Colombia - 0.7%
       29,200 Banco Ganadero SA Class B ADR (Banks)                      512,825
      237,700 Bavaria SA (Food & Beverage)                               719,863
                                                                   ------------
                                                                       1,232,688
 -------------------------------------------------------------------------------
  Czech Republic - 0.9%
       16,450 Ceska Sporitelna* (Banks)                                   81,375
      141,100 CEZ* (Electrical Utilities)                                307,820
   12,980,864 Spif Cesky* (Financial Services)                           392,337
       45,815 SPT Telecom AS* (Telecommunications)                       779,734
                                                                   ------------
                                                                       1,561,266
 -------------------------------------------------------------------------------
  Greece - 4.1%
       14,635 Alpha Credit Bank (Banks)                                1,100,947
       10,835 Attica Enterprises (Ship Transportation)                   186,029
        7,020 Commercial Bank of Greece (Banks)                          681,741
        3,480 EFG Eurobank (Banks)                                       132,588
        1,740 Ergo Bank SA (Banks)                                       157,977
       94,515 Hellenic Telecommunications Organization SA (OTE)
              (Telecommunications)                                     1,961,401
        7,130 Heracles General Cement SA (Construction)                  224,026
          896 Intracom (Electrical Equipment)                             77,834
       11,528 Mailis (Industrial Services)                               306,142
       20,755 National Bank of Greece (Banks)                          1,534,416
       28,146 STET Hellas Telecommunications SA ADR*
              (Telecommunications)                                       482,000
        3,005 Titan Cement Co SA (Construction)                          328,903
                                                                   ------------
                                                                       7,174,004
 -------------------------------------------------------------------------------
  Hungary - 1.0%
        6,000 BorsodChem Rt. (Chemicals)                                 174,478
        3,230 Gedeon Richter Ltd. Class S GDR (Medical Products)         161,500
       21,572 Magyar Travkozlesi Rt ADR (Telecommunications)             655,249

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

  Shares      Description                                                Value

 Common Stocks - (continued)
  Hungary - (continued)
       19,580 Mol Magyar Olaj-es Gazipari Rt Class S GDR (Energy
              Resources)                                           $    496,353
        4,800 North American Bus Industries Rt.* (Motor Vehicle)         91,989
        3,445 OTP Bank Rt. GDR (Banks)                                  156,748
                                                                   ------------
                                                                      1,736,317
 ------------------------------------------------------------------------------
  India - 9.0%
       86,050 Hindalco Industries Ltd. GDR+ (Nonferrous Metals)       2,387,887
       44,000 Infosys Technologies Ltd. ADR (Business Services)       4,364,250
       89,600 ITC Ltd. GDR (Tobacco)                                  2,755,200
      148,150 Mahanagar Telephone Nigam Ltd. GDR
              (Telecommunications)                                    1,592,612
      183,500 Mahindra & Mahindra Ltd. GDR (Auto)                     2,137,775
       44,700 Ranbaxy Laboratories Ltd. GDR (Medical Products)        1,173,375
       77,800 Reliance Industries Ltd. GDR (Chemicals)                  863,580
       41,100 State Bank of India GDR (Banks)                           570,263
                                                                   ------------
                                                                     15,844,942
 ------------------------------------------------------------------------------
  Indonesia - 2.4%
       55,024 Daya Guna Samudera (Food & Beverage)                       22,239
    1,122,500 Indah Kiat Paper & Pulp. Corp.* (Paper)                   409,778
    2,582,800 PT Bank Pan Indonesia Tbk -Alien Market (Banks)           471,437
      292,000 PT Gudang Garam Tbk (Tobacco)                             704,302
      798,000 PT Indofood Sukses* (Food & Beverage)                     853,142
    1,872,000 PT Matahari Putra Prima Tbk* (Merchandising)              189,153
      201,500 PT Semen Gresik Persero Tbk (Construction)                394,068
      368,500 PT Tambang Timah Tbk (Nonferrous Metals)                  242,624
    2,394,200 PT Telekomunikasi Indonesia Series B
              (Telecommunications)                                      920,846
                                                                   ------------
                                                                      4,207,589
 ------------------------------------------------------------------------------
  Israel - 3.4%
      461,430 Bank Hapoalim (Banks)                                   1,063,797
      288,562 Bank Leumi (Banks)                                        498,606
      207,697 Bezeq Israel Telecomm* (Telecommunications)               751,541
       24,300 Blue Square-Israel Ltd. ADR (Specialty Retail)            344,756
        2,400 Check Point Software Technologies Ltd. (Computer
              Software)                                                 185,100
       24,400 ECI Telecom Ltd. (Electrical Equipment)                   692,350
        7,500 Formula Systems Ltd.* (Computer Software)                 187,935
        5,200 Gilat Satellite Networks Ltd.* (Electrical
              Equipment)                                                245,050

  Shares      Description                                                Value

 Common Stocks - (continued)
  Israel - (continued)
      176,217 ICL Israel Chemical (Chemicals)                      $    172,805
        9,706 IDB Holding Corp. Ltd. (Multi-Industrial)                 262,204
        1,300 Israel Corp. Ltd.* (Multi-Industrial)                     139,740
       21,413 Koors Industries Ltd. ADR (Multi-Industrial)              377,404
       11,800 Scitex Corp Ltd.* (Computer Hardware)                     110,625
       68,418 Super Sol (Merchandising)                                 179,506
       17,860 Teva Pharmaceutical Industries Ltd. ADR (Medical
              Products)                                                 840,536
                                                                   ------------
                                                                      6,051,955
 ------------------------------------------------------------------------------
  Malaysia - 1.6%
      148,000 Edaran Otomobil Nasional Berhad (Auto)                    545,263
      335,000 Malayan Banking Berhad (Banks)                          1,101,974
      186,000 New Straits Times Press M Berhad (Publishing)             406,263
      302,000 Resorts World Berhad (Leisure)                            766,921
                                                                   ------------
                                                                      2,820,421
 ------------------------------------------------------------------------------
  Mexico - 10.2%
      285,100 Alfa SA Series A (Multi-Industrial)                     1,077,854
      959,900 Cifra Ser C Class C* (Merchandising)                    1,451,606
       46,100 Desc SA de CV Series C ADR (Multi-Industrial)             901,831
       29,100 Fomento Economico Mexicano, SA de CV Series B
              (Food & Beverage)                                         962,119
      273,400 Grupo Carso SA Series A (Multi-Industrial)              1,058,370
      515,900 Grupo Financiero Banamax Accival, SA de CV Banacci
              Series O* (Banks)                                         988,946
      733,000 Grupo Modelo SA Series C (Tobacco)                      1,955,447
       35,800 Grupo Televisa SA ADR* (Broadcasting)                   1,302,225
      299,400 Kimberly Clark Class A (Medical Products)                 946,984
       98,200 Telefonos de Mexico SA ADR (Telecommunications)         7,303,625
                                                                   ------------
                                                                     17,949,007
 ------------------------------------------------------------------------------
  Pakistan - 0.3%
       79,000 Fauji Fertilizer Co. Ltd. (Chemicals)                      78,124
      352,000 Hub Power Co. Ltd. (Electrical Utilities)                 124,515
       37,000 Pakistan State Oil Co. Ltd. (Energy Resources)             89,156
      610,000 Pakistan Telecommunications Co. Ltd. Class A
              (Telecommunications)                                      246,940
                                                                   ------------
                                                                        538,735
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares      Description                                                Value

 Common Stocks - (continued)
  Peru - 0.7%
       31,100 Credicorp Ltd. (Banks)                               $    320,719
       68,800 Telefonica del Peru SAA Class B ADR
              (Telecommunications)                                      941,700
                                                                   ------------
                                                                      1,262,419
 ------------------------------------------------------------------------------
  Philippines - 3.6%
    3,113,000 Ayala Land, Inc. (Real Estate)                            776,779
      113,800 Bank of the Philippine Islands (Banks)                    326,987
      238,500 Manila Electric Co. Class B (Electrical Utilities)        709,338
      129,130 Metropolitan Bank and Trust (Banks)                     1,065,912
    2,322,700 Petron Corp. (Energy Resources)                           207,828
       11,700 Philippine Long Distance Telephone Co.
              (Telecommunications)                                      277,202
       58,250 Philippine Long Distance Telephone Co. ADR
              (Telecommunications)                                    1,379,797
      440,540 San Miguel Corp. "B" Class B (Tobacco)                    716,190
    5,088,300 SM Prime (Construction)                                   936,222
                                                                   ------------
                                                                      6,396,255
 ------------------------------------------------------------------------------
  Poland - 1.0%
       12,800 Bank Handlowy Warszawie (Banks)                           185,274
        2,240 Bank Slaski (Banks)                                       148,300
        3,860 BRE Bank SA (Banks)                                       126,318
       20,130 Elektrim Spolka Akcyjna SA (Multi-Industrial)             253,367
       44,800 KGHM Polska Miedz SA (Nonferrous Metals)                  289,833
       19,200 Orbis SA (Leisure)                                        161,430
       93,200 Telekomunikacja Polska SA (Telecommunications)            633,455
       12,100 Wielkopolski Bank Kredytowy (Financial Services)           81,631
                                                                   ------------
                                                                      1,879,608
 ------------------------------------------------------------------------------
  Russia - 2.1%
       45,573 LUKoil Holding ADR (Energy Resources)                   1,389,976
       27,108 Mosenergo ADR (Electrical Utilities)                       81,324
       15,755 Rao Gazprom ADR (Electrical Utilities)                    127,221
        1,865 RAO Unified Energy Systems GDR (Electrical
              Utilities)                                                 14,454
       79,897 RAO Unified Energy Systems Class S (Electrical
              Utilities)                                                559,279
       10,300 Rostelecom ADR (Telecommunications)                        70,169
      182,402 Surgutneftegaz ADR (Energy Resources)                   1,436,416
                                                                   ------------
                                                                      3,678,839
 ------------------------------------------------------------------------------

  Shares     Description                                                  Value

 Common Stocks - (continued)
  South Africa - 8.0%
      77,700 ABSA Group Ltd. (Financial Services)                   $    399,640
      52,700 Anglo American Platinum Corp. (Nonferrous Metals)         1,198,534
      15,029 Angloglold (Mining)                                         753,241
      49,500 Bidvest Group Ltd. (Multi-Industrial)                       354,646
     437,500 BOE Ltd. (Financial Services)                               323,515
      60,100 Comparex Holdings Ltd. (Business Services)                  372,323
      91,680 De Beers Centenary (Agriculture)                          2,500,843
     153,959 Dimension Data Holdings Ltd. (Computer Software)            638,808
     935,898 FirstRand Ltd. (Financial Services)                         948,893
      90,020 Gold Fields Ltd. (Mining)                                   310,643
      21,000 Impala Platinum Holdings Ltd. (Nonferrous Metals)           672,911
      13,120 Investec Group Ltd. (Banks)                                 457,060
      46,519 Liberty Life Association of Africa (Information
             Services)                                                   545,034
      60,400 Nedcor Investment Bank Holdings (Financial Services)         43,175
      55,900 Nedcor Ltd. (Banks)                                       1,111,478
      85,500 Rembrandt Group (Tobacco)                                   640,670
     411,000 Sanlam Ltd.* (Information Services)                         489,648
     152,425 Sasol (Chemicals)                                         1,107,088
     116,879 South African Brewery (Alcohol)                             960,307
      28,228 Tiger Oats (Food & Beverage)                                241,206
                                                                    ------------
                                                                      14,069,663
 -------------------------------------------------------------------------------
  South Korea - 9.8%
       4,100 Cheil Jedang Corp. (Food & Beverage)                        324,735
      38,000 Daewoo Heavy Industries (Machinery)                          60,195
       7,000 Daewoo Securities (Financial Services)                      128,674
       9,700 Dongwon Securities (Financial Services)                     236,646
      55,001 Hankook Tire Co. Ltd. (Auto)                                254,854
      22,730 Housing & Commercial Bank* (Banks)                          531,426
      55,400 Hyundai Engineering & Construction Co.
             (Construction)                                              492,757
      21,222 Hyundai Motor Co. Ltd.* (Auto)                              657,963
      57,800 Korea Electric Power Corp. ADR (Electrical
             Utilities)                                                1,040,400
      45,200 Korea Electric Power Corp. (Electrical Utilities)         1,684,710
      67,000 Korea Exchange Bank* (Banks)                                332,588
      22,000 Korea Telecom Corp. ADR* (Telecommunications)               715,000
      23,000 Korean Air (Airlines)                                       457,857
      17,000 LG Chemical Ltd. (Chemicals)                                542,906
      15,800 LG Electronics (Appliance)                                  669,208
       7,888 Pohang Iron & Steel Co. Ltd. (Steel)                      1,055,742
       6,500 Pohang Iron & Steel Co. Ltd. ADR (Steel)                    238,875
      19,000 Samsung Corp.* (Wholesale)                                  334,773
       7,470 Samsung Display Devices Co. (Electrical Equipment)          432,191

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

  Shares      Description                                                Value

 Common Stocks - (continued)
  South Korea - (continued)
       11,924 Samsung Electro-Mechanics Co. (Electrical
              Equipment)                                           $    626,250
       17,006 Samsung Electronics (Consumer Durables)                 3,226,890
        4,000 Samsung Fire & Marine Insurance (Insurance)               197,543
        9,974 Samsung Securities Co. Ltd. (Financial Services)          391,187
      158,160 Shinhan Bank (Banks)                                    1,701,510
        2,648 SK Corp. (Energy Resources)                                63,929
          601 SK Telecom Co. Ltd. (Telecommunications)                  601,254
       22,101 SK Telecom Co. Ltd. ADR (Telecommunications)              250,018
                                                                   ------------
                                                                     17,250,081
 ------------------------------------------------------------------------------
  Taiwan - 5.1%
      354,200 Acer Peripherals, Inc. (Business Services)                918,915
      609,850 Bank Sinopac (Financial Services)                         375,882
      213,900 Cathay Life Insurance Co. (Insurance)                     642,373
      124,800 China Development Industrial Bank (Financial
              Services)                                                 217,811
      589,900 China Steel Corp. (Steel)                                 460,048
      455,160 Chinatrust Commercial Bank (Banks)                        455,160
      615,600 Evergreen Marine Corp. (Ship Transportation)              636,894
      555,330 Far Eastern Textile Ltd. (Apparel)                        805,054
      180,960 Formosa Chemicals & Fibre Corp. (Chemicals)               182,098
      155,720 Formosa Plastics Corp. (Chemicals)                        298,708
      147,840 Hon Hai Precision (Electrical Equipment)                  962,355
      140,970 Nan Ya Plastic Corp. (Chemicals)                          232,734
      256,060 President Chain Stores (Specialty Retail)                 756,907
       40,960 Quanta Computer (Business Services)                       399,296
       70,720 Siliconware Precis (Electrical Equipment)                 138,994
      374,842 Taiwan Semiconductor (Electrical Equipment)             1,591,310
                                                                   ------------
                                                                      9,074,539
 ------------------------------------------------------------------------------
  Thailand - 2.5%
       33,000 Advanced Info Service Public-Alien Market*
              (Telecommunications)                                      452,975
      117,800 Bangkok Bank Public-Alien Market (Banks)                  299,726
      431,100 Bangkok Expressway* (Construction)                        253,125
       93,000 BEC World PLC-Alien Market (Entertainment)                553,340
      178,600 Electricity Generating Public Co.-Alien Market
              (Utilities)                                               279,645
       65,000 Land and House Public Co. Ltd.-Alien Market* (Real
              Estate)                                                    98,382
       82,500 PTT Exploration & Production Public-Alien Market*
              (Energy Resources)                                        650,183

  Shares      Description                                              Value

 Common Stocks - (continued)
  Thailand - (continued)
        9,600 Shin Corp. PLC* (Computer Hardware)                $     43,841
       26,200 Siam Cement Public-Alien Market* (Construction)         678,247
      749,800 TelecomAsia Corp. Public-Alien Market*
              (Telecommunications)                                    719,080
      218,300 Thai Farmers Bank-Alien Market* (Banks)                 313,322
      249,400 United Broadcasting Corp. Public Co. Ltd.*
              (Broadcasting)                                          130,167
                                                                 ------------
                                                                    4,472,033
 ----------------------------------------------------------------------------
  Turkey - 1.5%
   15,604,401 Akbank (Banks)                                          206,704
    7,132,000 Akcansa Cimento AS (Construction)                        97,677
    4,803,100 Arcelik AS (Consumer Durables)                          110,534
      695,300 Aygaz AS (Electrical Utilities)                          53,857
      630,100 Ege Biracilik Ve Malt Sanayii AS (Tobacco)               47,392
   12,470,300 Eregli Demir ve Celik Fabrikalari TAS Erdemir
              (Steel)                                                 218,384
      566,830 Migros (Merchandising)                                  225,892
   42,912,040 Turkiye Garanti Bankasi AS (Banks)                      289,035
   42,762,026 Turkiye Is Bankasi Isbank Class C (Banks)               652,855
      596,800 Vestel Elektronik Sanayi ve Ticaret AS*
              (Consumer Durables)                                      63,646
   47,110,740 Yapi Kredi Bankesi (Banks)                              613,476
                                                                 ------------
                                                                    2,579,452
 ----------------------------------------------------------------------------
  Venezuela - 1.1%
       41,200 C.A. La Electricidad de Caracas ADR (Electrical
              Utilities)                                              587,100
       64,600 Compania Anonima Nacional Telefonos de Venezuela
              Class D ADR (Telecommunications)                      1,287,963
                                                                 ------------
                                                                    1,875,063
 ----------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $122,040,420)                                            $142,322,474
 ----------------------------------------------------------------------------
 Preferred Stocks - 5.6%
  Brazil - 5.2%
  284,625,400 Banco Bradesco SA (Banks)                          $  1,125,470
    1,358,000 Companhia Cervejaria Brahma (Food & Beverage)           718,567
   29,847,623 Companhia Energetica de Minas Gerais-CEMIG
              (Electrical Utilities)                                  459,672
  150,998,000 Companhia Paranaense de Energia-Copel Class B
              (Electrical Utilities)                                1,044,887
       50,700 Companhia Vale do Rio Doce Class A (Steel)            1,123,736
   13,490,100 Petroleo Brasileiro SA (Energy Resources)             1,803,827
        1,000 Tele Centro Sul Participacoes SA
              (Telecommunications)                                         11

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments (continued)
August 31, 1999

  Shares      Description                                                Value

 Preferred Stocks - (continued)
  Brazil - (continued)
   15,269,912 Telecomunicacoes de Sao Palo SA
              (Telecommunications)                                $   1,338,540
   37,178,991 Telesp Celular SA Class B (Telecommunications)          1,682,920
                                                                  -------------
                                                                      9,297,630
 ------------------------------------------------------------------------------
  Russia - 0.2%
       48,155 LUKoil Holding ADR (Energy Resources)                     300,969
 ------------------------------------------------------------------------------
  Thailand - 0.2%
      276,100 Siam Commercial Bank Public Co. Ltd.* (Banks)             313,424
 ------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $13,513,997)                                              $   9,912,023
 ------------------------------------------------------------------------------
 Rights - 0.2%
  Greece - 0.1%
        7,020 Commercial Bank of Greece SA -Rights exp.
              10/01/1999* (Banks)                                 $     160,818
 ------------------------------------------------------------------------------
  Taiwan - 0.0%
       96,000 China Development Industrial -  Rights exp.
              09/13/1999* (Industrial Services)                           4,679
       40,960 Quanta Computer Inc. - Rights exp. 09/09/1999*
              (Computer Hardware)                                           116
                                                                  -------------
                                                                          4,795
 ------------------------------------------------------------------------------
  Thailand - 0.1%
      218,300 Thai Farmers Bank Public Co. Ltd. - Alien
              Market - Rights exp. 09/16/1999* (Banks)                  199,387
 ------------------------------------------------------------------------------
  TOTAL RIGHTS
  (Cost $0)                                                       $     365,000
 ------------------------------------------------------------------------------
 Warrants - 0.3%
  Indonesia - 0.0%
      138,600 PT Bank Pan Indonesia Tbk -Alien Market exp.
              07/08/2002* (Banks)                                 $       7,680
 ------------------------------------------------------------------------------
  Philippines - 0.2%
      931,500 Jollibee Foods exp. 03/24/2003* (Food & Beverage)         410,870
 ------------------------------------------------------------------------------
  Thailand - 0.1%
      276,100 Siam Commercial Bank Public Co. Ltd. - Alien
              Market exp. 05/10/2002* (Banks)                           124,288
 ------------------------------------------------------------------------------
  TOTAL WARRANTS
  (Cost $445,202)                                                 $     542,838
 ------------------------------------------------------------------------------

  Principal                  Interest                  Maturity
  Amount                       Rate                      Date                           Value

 Bond - 0.3%
  Russia - 0.3%
  American Development Bank
  RUB17,900,000                31.0%                  05/08/2000                 $    552,128
 --------------------------------------------------------------------------------------------
  TOTAL BOND
  (Cost $2,022,577)                                                              $    552,128
 --------------------------------------------------------------------------------------------

 Structured Notes - 7.0%

  South Korea - 6.4%
  1,187,570 units Merrill Lynch
                  Call Warrant
                  on KOSPI 200*
                  exp. 12/09/1999    $ 11,315,523
 ------------------------------------------------
  Taiwan - 0.6%
  90,314 units    Taiwan Index
                  Linked Note exp.
                  12/30/1999            1,010,614
 ------------------------------------------------
  TOTAL STRUCTURED NOTES
  (Cost $6,416,488)                  $ 12,326,137
 ------------------------------------------------

 Short-Term Obligation - 5.5%

  State Street Bank & Trust Euro-Time Deposit
  $9,664,000            5.50%                      09/01/1999                      $   9,664,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $9,664,000)                                                                $   9,664,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $154,102,684)                                                              $ 175,684,600
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.

 + Securities are exempt from registration under Rule 144A of the Securities
   Act of 1933. Such securities may be resold, normally to qualified institu-tional buyers in transactions exempt from registration. Total market-value of Rule 144A securities amounted to $2,387,887 at August 31, 1999.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

                                                           As a %
                                                         of Total
                                                       Net Assets
  Common and Preferred Stock Industry Classifications
  Agriculture                                                 1.5%
  Airlines                                                    0.3
  Alcohol                                                     0.5
  Apparel                                                     0.5
  Appliance                                                   0.5
  Auto                                                        2.0
  Banks                                                      11.5
  Broadcasting                                                0.8
  Business Services                                           3.6
  Chemicals                                                   2.1
  Computer Hardware                                           0.1
  Computer Software                                           0.6
  Construction                                                1.9
  Consumer Durables                                           1.9
  Electrical Equipment                                        2.9
  Electrical Utilities                                        4.8
  Energy Resources                                            4.2
  Entertainment                                               0.3
  Financial Services                                          2.2
  Food & Beverage                                             3.5
  Industrial Services                                         0.2
  Information Services                                        0.6
  Insurance                                                   0.5
  Leisure                                                     0.5
  Machinery                                                   0.1
  Medical Products                                            1.8
  Merchandising                                               1.7
  Mining                                                      0.6
  Motor Vehicle                                               0.1
  Multi-Industrial                                            2.5
  Nonferrous Metals                                           2.8
  Paper                                                       0.2
  Publishing                                                  0.2
  Real Estate                                                 0.8
  Ship Transportation                                         0.5
  Specialty Retail                                            0.6
  Steel                                                       1.9
  Telecommunications                                         20.5
  Tobacco                                                     3.9
  Utilities                                                   0.4
  Wholesale                                                   0.2
 -----------------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK                           86.3%
 -----------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $154,102,684)                                                   $175,684,600
  Cash, at value                                                       914,695
  Receivables:
  Investment securities sold, at value                                  22,586
  Dividends and interest, at value                                     575,404
  Fund shares sold                                                     106,457
  Forward foreign currency exchange contracts                          136,576
  Reimbursement from investment adviser                                114,611
  Deferred organization expenses, net                                    9,686
  Other assets, at value                                                 6,156
 ------------------------------------------------------------------------------
  Total assets                                                     177,570,771
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                            403,598
  Fund shares repurchased                                              234,829
  Amounts owed to affiliates                                           221,172
  Capital gains tax                                                    195,098
  Accrued expenses and other liabilities, at value                     175,127
 ------------------------------------------------------------------------------
  Total liabilities                                                  1,229,824
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  188,103,207
  Accumulated net investment loss                                      (45,928)
  Accumulated net realized loss from investment and foreign
  currency related transactions                                    (33,113,120)
  Net unrealized gain on investments and translation of assets
  and liabilities denominated in foreign currencies                 21,396,788
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $176,340,947
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share(a)
  Class A                                                                $9.26
  Class B                                                                $9.21
  Class C                                                                $9.24
  Institutional                                                          $9.37
  Service                                                                $9.05
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            7,093,000
  Class B                                                              105,545
  Class C                                                              118,481
  Institutional                                                     11,593,102
  Service                                                                  166
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                18,910,294
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share X 1.0582) for Class A shares is $9.80. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original pur-chase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                   $ 1,533,844
  Interest                                                           278,432
 ----------------------------------------------------------------------------
  Total income                                                     1,812,276
 ----------------------------------------------------------------------------
  Expenses:
  Management fees                                                  1,148,664
  Custodian fees                                                     319,452
  Distribution and service fees(b)                                   184,703
  Transfer agent fees(c)                                              92,504
  Registration fees                                                   78,419
  Professional fees                                                   42,051
  Trustee fees                                                         6,074
  Amortization of deferred organization expenses                       1,710
  Service share fees                                                       4
  Other                                                               55,548
 ----------------------------------------------------------------------------
  Total expenses                                                   1,929,129
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed                                       (355,841)
 ----------------------------------------------------------------------------
  Net expenses                                                     1,573,288
 ----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              238,988
 ----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                         12,353,122
  Foreign currency related transactions                             (202,406)
  Net change in unrealized gain on:
  Investments                                                     30,854,273
  Translation of assets and liabilities denominated in foreign
  currencies                                                         316,179
 ----------------------------------------------------------------------------
  Net realized and unrealized gain on investment and foreign
  currency related transactions:                                  43,321,168
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $43,560,156
 ----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $138,247.
 (b) Class A, Class B and Class C had distribution and service fees of $176,746, $4,255 and $3,702, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $67,162, $808, $703, $23,830 and $1, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statements of Changes in Net Assets

                                                 For the
                                               Seven-Month        For the
                                              Period Ended       Year Ended
                                             August 31, 1999  January 31, 1999
  From operations:
  Net investment income                         $    238,988      $  1,649,430
  Net realized gain (loss) from investment
  and foreign currency related transactions       12,150,716       (41,326,432)
  Net change in unrealized gain (loss) on
  investments and translation of assets and
  liabilities denominated in foreign
  currencies                                      31,170,452        (8,910,101)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                       43,560,156       (48,587,103)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
   Class A shares                                         --          (569,869)
   Class B shares                                         --            (4,352)
   Class C shares                                         --            (2,737)
   Institutional shares                                   --        (1,092,333)
   Service shares                                         --               (11)
  In excess of net investment income
   Class A shares                                         --        (1,680,766)
   Class B shares                                         --           (12,834)
   Class C shares                                         --            (8,074)
   Institutional shares                                   --        (3,221,713)
   Service shares                                         --               (33)
 ------------------------------------------------------------------------------
  Total distributions to shareholders                     --        (6,592,722)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                   32,173,466       220,344,538
  Reinvestment of dividends and
  distributions                                           --         4,301,531
  Cost of shares repurchased                     (43,018,256)      (62,779,701)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from share transactions              (10,844,790)      161,866,368
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                  32,715,366       106,686,543
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                            143,625,581        36,939,038
 ------------------------------------------------------------------------------
  End of period                                 $176,340,947      $143,625,581
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment
  income (loss)                                 $    (45,928)     $     26,133
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Emerging Markets Equity Fund (the "Fund"). At August 31, 1999, the Fund is a diversified port-folio offering five classes of shares -- Class A, Class B, Class C, Institu-tional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. It is the Fund's policy, where necessary, to accrue for estimated capital gains taxes on appreciated foreign securities.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999
 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Derivative Financial Instruments -- The Fund may utilize derivative finan-cial instruments such as structured notes and equity swaps. Such instruments are used by the Fund as a means of investing in a particular market or in-creasing the return on the Fund's investments or both. The value of the prin-cipal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Fund to a greater degree of market or counterparty risk and loss than other types of securities.

 F. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 H. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 I. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
  J. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 K. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $160,175,226. Accordingly, the gross unrealized gain on investments was $30,901,434 and the gross unrealized loss on investments was $15,392,060 resulting in a net unrealized gain of $15,509,374.
   The Fund had approximately $27,002,000 at August 31, 1999 (the Fund's tax year end) of capital loss carryforward expiring 2006 for federal tax purpos-es. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facili-ties, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.15% of the average daily net assets of the Fund. Goldman Sachs has agreed to reimburse approximately $356,000 for the period ended August 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it has retained approximately $67,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999
 are beneficial owners of such shares. The Service Plan provides for compensa-tion to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $178,000, $29,000 and $14,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the year ended August 31, 1999, were $99,812,263 and $120,924,457, respectively.

                                                                    Unrealized
                                                                   ------------
 Open Forward Foreign Currency          Value on
 Sale Contracts                      Settlement Date Current Value  Gain   Loss
 ------------------------------------------------------------------------------
 Czech Koruna
 expiring 2/2/2000                        $1,453,272    $1,390,705 $62,567 $ --
 ------------------------------------------------------------------------------
 TOTAL OPEN FORWARD FOREIGN
 CURRENCY SALE CONTRACTS                  $1,453,272  $1,390,705   $62,567 $ --
 ------------------------------------------------------------------------------
                                                                     Realized
                                                                   ------------
 Closed but Unsettled
 Forward Foreign Currency Contracts  Purchase Value   Sale Value    Gain   Loss
 ------------------------------------------------------------------------------
 Czech Koruna
 expiring 2/2/2000                        $1,472,719    $1,546,728 $74,009 $ --
 ------------------------------------------------------------------------------
 TOTAL CLOSED BUT UNSETTLED FORWARD
 FOREIGN CURRENCY CONTRACTS               $1,472,719    $1,546,728 $74,009 $ --
 ------------------------------------------------------------------------------


   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 1999, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts purchased" of $136,576 in the accompanying Statement of Assets and Liabilities.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
   For the period ended August 31, 1999, Goldman Sachs earned approximately $50,000 of brokerage commissions from portfolio transactions.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank, an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded for financial re-porting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, the Fund had no open futures contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $710,409 from paid-in-capital to accumulated net realized loss from invest-ment and foreign currency related transactions and $311,049 from accumulated net investment loss to accumulated net realized loss from investment and for-eign currency related transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capi-tal accounts on a tax basis.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
August 31, 1999

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                          For the Seven-Month Period Ended August 31, 1999    For the Year Ended January 31, 1999
                            ---------------------------------------------------------------------------------------
                                           Shares                    Dollars            Shares             Dollars
 ------------------------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold                            2,397,786  $              20,583,469        10,357,445  $       89,405,582
 Reinvestment of divi-
dends and distributions                        --                         --           318,269           2,176,957
 Shares repurchased                    (2,788,776)               (23,870,559)       (5,015,931)        (38,121,169)
                            ---------------------------------------------------------------------------------------
                                         (390,990)                (3,287,090)        5,659,783          53,461,370
 ------------------------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                               54,000                    468,026            73,263             638,031
 Reinvestment of divi-
dends and distributions                        --                         --             1,969              13,468
 Shares repurchased                       (13,777)                  (120,123)          (16,489)           (112,961)
                            ---------------------------------------------------------------------------------------
                                           40,223                    347,903            58,743             538,538
 ------------------------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                               92,068                    838,996            44,699             387,030
 Reinvestment of divi-
dends and distributions                        --                         --             1,550              10,621
 Shares repurchased                       (12,341)                  (114,463)          (15,015)           (115,705)
                            ---------------------------------------------------------------------------------------
                                           79,727                    724,533            31,234             281,946
 ------------------------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                            1,216,533                 10,282,975        13,487,704         129,913,895
 Reinvestment of divi-
dends and distributions                        --                         --           304,854           2,100,442
 Shares repurchased                    (2,338,484)               (18,913,111)       (3,049,355)        (24,429,866)
                            ---------------------------------------------------------------------------------------
                                       (1,121,951)                (8,630,136)       10,743,203         107,584,471
 ------------------------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                                   --                         --                --                  --
 Reinvestment of divi-
dends and distributions                        --                         --                 6                  43
                            ---------------------------------------------------------------------------------------
                                               --                         --                 6                  43
 ------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)               (1,392,991) $             (10,844,790)       16,492,969  $      161,866,368
 ------------------------------------------------------------------------------------------------------------------

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
 8. OTHER MATTERS

 As of August 31, 1999, the Goldman Sachs Growth and Income Strategy Portfo-lio, the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Ag-gressive Growth Strategy Portfolio were beneficial owners of approximately 15%, 12% and 6% of the outstanding shares of the Fund, respectively. In addi-tion, two clients are the beneficial owners of 13% and 12% of the outstanding shares of the Fund, respectively.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------

                            Net asset    Net                               In excess                 Net increase
                             value,   investment  Net realized   From net    of net                   (decrease)
                            beginning   income   and unrealized investment investment    From net    in net asset
                            of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $ 7.04     $(0.01)      $2.23        $  --      $  --         $ --         $ 2.22
  1999 - Class B Shares        7.03      (0.03)       2.21           --         --           --           2.18
  1999 - Class C Shares        7.05      (0.03)       2.22           --         --           --           2.19
  1999 - Institutional
  Shares                       7.09       0.02        2.26           --         --           --           2.28
  1999 - Service Shares        6.87       0.01        2.17           --         --           --           2.18
 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares        9.69       0.04       (2.40)       (0.07)     (0.22)          --          (2.65)
  1999 - Class B Shares        9.69       0.03       (2.41)       (0.07)     (0.21)          --          (2.66)
  1999 - Class C Shares        9.70       0.01       (2.39)       (0.07)     (0.20)          --          (2.65)
  1999 - Institutional
  Shares                       9.70       0.06       (2.36)       (0.08)     (0.23)          --          (2.61)
  1999 - Service Shares        9.69      (0.13)      (2.41)       (0.07)     (0.21)          --          (2.82)
 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced December 15,
  1997)                       10.00         --       (0.31)          --         --           --          (0.31)
  1998 - Class B Shares
  (commenced December 15,
  1997)                       10.00         --       (0.31)          --         --           --          (0.31)
  1998 - Class C Shares
  (commenced December 15,
  1997)                       10.00         --       (0.30)          --         --           --          (0.30)
  1998 - Institutional
  Shares (commenced Decem-
  ber 15, 1997)               10.00       0.01       (0.31)          --         --           --          (0.30)
  1998 - Service Shares
  (commenced December 15,
  1997)                       10.00         --       (0.31)          --         --           --          (0.31)
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

                                                                                     Ratios assuming no voluntary waiver
                                                                                       of fees or expense limitations
                                                                                     -----------------------------------
                                                               Ratio of
                             Net assets       Ratio of      net investment        Ratio of         Ratio of net
Net asset                    at end of      net expenses    income (loss)        expenses to     investment income    Portfolio
value, end     Total           period        to average       to average         average net     (loss) to average    turnover
of period     return(b)      (in 000s)       net assets       net assets           assets           net assets          rate
  $9.26       31.53%(d)        $65,698         2.04%(c)       (0.15)%(c)           2.41%(c)        (0.52)%(c)         63.24%(d)
   9.21       31.01(d)             972         2.54(c)        (0.71)(c)            2.91(c)         (1.08)(c)          63.24(d)
   9.24       31.06(d)           1,095         2.54(c)        (0.85)(c)            2.91(c)         (1.22)(c)          63.24(d)
   9.37       32.16(d)         108,574         1.39(c)         0.50(c)             1.76(c)          0.13(c)           63.24(d)
   9.05       31.73(d)               2         1.89(c)         0.12(c)             2.26(c)         (0.25)(c)          63.24(d)

   7.04      (24.32)            52,704         2.09            0.80                2.53             0.36             153.67
   7.03      (24.51)               459         2.59            0.19                3.03            (0.25)            153.67
   7.05      (24.43)               273         2.59            0.28                3.03            (0.16)            153.67
   7.09      (23.66)            90,189         1.35            1.59                1.79             1.15             153.67
   6.87      (26.17)                 1         1.85           (1.84)               2.29            (2.28)            153.67

   9.69       (3.10)(d)         17,681         1.90(c)         0.55(c)             5.88(c)         (3.43)(c)           3.35(d)
   9.69       (3.10)(d)             64         2.41(c)         0.05(c)             6.39(c)         (3.93)(c)           3.35(d)
   9.70       (3.00)(d)             73         2.48(c)        (0.27)(c)            6.46(c)         (4.25)(c)           3.35(d)
   9.70       (3.00)(d)         19,120         1.30(c)         0.80(c)             5.28(c)         (3.18)(c)           3.35(d)
   9.69       (3.10)(d)              2         2.72(c)        (0.05)(c)            6.70(c)         (4.03)(c)           3.35(d)

---------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Emerging Markets Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Emerging Markets Equity Fund, one of the portfolios constitut-ing Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Emerging Markets Equity Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 October 8, 1999

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                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Emerging Markets Equity Fund



               An Investment Idea for the Long Term

               History has shown that a long-term plan that includes stocks of emerging market countries is more likely to provide greater returns and reduce overall portfolio volatility over time than a portfolio that invests only in U.S.-based stocks.

               Goldman Sachs Emerging Markets Equity Fund offers investors access to the benefits associated with emerging market investing. The Fund seeks long-term capital appreciation, primarily through equity securities of emerging country issuers.


               Target Your Needs

               The Goldman Sachs Emerging Markets Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)



               Goldman Sachs Funds


               Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.


                             [GRAPHIC APPEAR HERE]


               For More Information

               To learn more about the Goldman Sachs Emerging Markets Equity Fund and other Goldman Sachs Funds, call your investment professional today.



               * The exchange privilege is subject to termination and its terms are subject to change.
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GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005
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TRUSTEES                           OFFICERS
Ashok N. Bakhru, Chairman          Douglas C. Grip, President
David B. Ford                      Jesse H. Cole, Vice President
Douglas C. Grip                    James A. Fitzpatrick, Vice President
John P. McNulty                    Nancy L. Mucker, Vice President
Mary P. McPherson                  John M. Perlowski, Treasurer
Alan A. Shuch                      Adrien E. Deberghes, Jr., Assistant Treasurer
Jackson W. Smart, Jr.              Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                Michael J. Richman, Secretary
Richard P. Strubel                 Howard B. Surloff, Assistant Secretary
                                   Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds




This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
October 15, 1999                                             EMEAR / 7K / 10-99